UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 23, 2021

Arboretum Silverleaf Income Fund, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-211626	81-1184858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Arboretum Drive, Suite 105 Portsmouth, New Hampshire	03801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 294-1420

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 16, 2021, Michael Ponticello resigned from his position as Executive Vice President of Arboretum Investment Advisors, LLC (the “Investment Manager”), the investment manager of Arboretum Silverleaf Income Fund, L.P. (the “Fund”), and his position as Executive Vice President of ASIF GP, LLC, the Fund’s general partner (the “General Partner”). Mr. Ponticello is no longer employed by the Investment Manager or the General Partner, or serve on any committee of the Fund, the Investment Manager or the General Partner.

Item	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2021	Arboretum Silverleaf Income Fund, L.P.

	By:	ASIF GP, its general partner

By:	/S/ Claudine Aquillon
Claudine Aquillon
Chief Executive Officer